                                                                    EXHIBIT 99.1

                          [NOBLE DRILLING LETTERHEAD]

                NOBLE DRILLING REPORTS FIRST QUARTER 2002 RESULTS

         SUGAR LAND, Texas, April 24, 2002 -- Noble Drilling Corporation reported net income for the first quarter of 2002 of $51.4 million, or $0.39 per diluted share, on operating revenues of $235.5 million, compared to net income of $54.5 million, or $0.40 per diluted share, on operating revenues of $222.4 million for the first quarter of 2001.

         At March 31, 2002, the Company's consolidated balance sheet reflected $1.85 billion in shareholders' equity, $180.5 million in cash and cash equivalents, and $593.1 million in total debt.

         James C. Day, Chairman and Chief Executive Officer, said, "While we are witnessing some modest improvements in dayrates in the Gulf of Mexico, clearly it's too soon to pronounce the recovery is at hand."

         Offshore contract drilling services revenues from deepwater drilling units (capable of drilling in 4,000 feet and greater) accounted for approximately 36 percent and 42 percent of the Company's total offshore contract drilling services revenues for the first quarter of 2002 and 2001, respectively. The Company currently operates five deepwater semisubmersibles in the Gulf of Mexico and one deepwater semisubmersible and three deepwater drillships offshore Brazil. Offshore contract drilling services revenues from international sources accounted for approximately 67 percent and 45 percent of the Company's total offshore contract drilling services revenues for the first quarter of 2002 and 2001, respectively. Lower average dayrates and utilization rates on the Company's domestic jackup rigs, which were caused by weak market conditions in the U.S. Gulf of Mexico, more than offset improved operating results in certain international locations. The average dayrate on the Company's domestic jackup rigs was $28,352 in the first quarter of 2002, down 44 percent from the same quarter of the prior year. Utilization on these rigs decreased from 99 percent in the first quarter of the prior year to 74 percent in the first quarter of this year. However, dayrates in certain international markets, especially the North Sea, the Middle East and West Africa were significantly higher in the first quarter of 2001 than the same quarter of the prior year. The average dayrate for the Company's international rigs was $62,820 in the first quarter of 2002 compared to $50,269 in the first quarter of 2001.

         Day said, "Uncertainty continues in the North Sea, where a change in the tax regime by the U.K. government could negatively impact drilling."

         Noble Drilling Corporation is a leading provider of diversified services for the oil and gas industry. Contract drilling services are performed with the Company's fleet of 53 offshore drilling units located in key markets worldwide. The Company's fleet of floating deepwater units consists of 13 semisubmersibles and three dynamically positioned drillships, seven of which are designed to operate in water depths greater than 5,000 feet. The Company's premium fleet of 34 independent leg, cantilever jackup rigs includes 21 units that operate in water depths of 300 feet and greater, four of which operate in water depths of 360 feet and greater, and 11 units that operate in water depths up to 250 feet. In addition, the Company's fleet includes three submersible units. Nine of the Company's units are capable of operating in harsh environments. Over 60 percent of the fleet is currently deployed in international markets, principally including the North Sea, Brazil, West Africa, the Middle East, India and Mexico. The Company also provides labor contract drilling services, well site and project management services, and engineering services. The Company's common stock is traded on the New York Stock Exchange under the symbol "NE".

         This news release may contain "forward-looking statements" about the business, financial performance and prospects of the Company. Statements about the Company's or management's plans, intentions, expectations, beliefs, estimates, predictions, or similar expressions for the future are forward-looking statements. No assurance can be given that the outcomes of these forward-looking statements will be realized, and actual results could differ materially from those expressed as a result of various factors. A discussion of these factors, including risks and uncertainties, is set forth from time to time in the Company's filings with the U.S. Securities and Exchange Commission.

          Additional information on Noble Drilling Corporation is available via the world wide web at http://www.noblecorp.com.

                                       ###

NOBLE DRILLING CORPORATION AND SUBSIDIARIES
SUMMARY OF RESULTS OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

                                                       Quarter Ended March 31,
                                                      -------------------------
                                                        2002            2001
                                                      ---------       ---------
Operating Revenues                                    $ 235,473       $ 222,391
Operating Costs and Expenses                           (164,868)       (139,581)
                                                      ---------       ---------
Operating Income                                         70,605          82,810
Other Income (Expense), Net                              (8,962)         (9,705)
                                                      ---------       ---------
Income Before Income Taxes                               61,643          73,105
Income Tax Provision                                    (10,213)        (18,642)
                                                      ---------       ---------
Net Income                                            $  51,430       $  54,463
                                                      =========       =========

Earnings Per Share:
     Basic                                            $    0.39       $    0.41
     Diluted                                          $    0.39       $    0.40


Weighted Average Common Shares Outstanding:
     Basic                                              132,071         133,669
     Diluted                                            133,291         135,547

-------------

NDC-268
4/24/02


For additional information, contact:
John T. Rynd, Vice President - Investor Relations, Noble Drilling Services Inc. Noble Drilling Corporation, 281-276-6100

                                  [NOBLE LOGO]


                           NOBLE DRILLING CORPORATION
                          QUARTER ENDED MARCH 31, 2002

                  SUPPLEMENTARY FINANCIAL AND OPERATIONAL DATA

                           NOBLE DRILLING CORPORATION
                   Quarterly Consolidated Statements of Income
           Quarter Ended March 31, 2002 and Certain Preceding Quarters
                    (In thousands, except per share amounts)
                                   (Unaudited)

                                                                            QUARTER ENDED
                                              --------------------------------------------------------------------------
                                               3/31/02     12/31/01      9/30/01      6/30/01      3/31/01     12/31/00
                                              ---------    ---------    ---------    ---------    ---------    ---------
OPERATING REVENUES:
    Contract drilling services                $ 220,805    $ 244,252    $ 257,926    $ 233,344    $ 210,427    $ 211,442
    Labor contract drilling services              7,924        7,858        7,976        7,977        7,481        6,837
    Turnkey drilling services                        --           --           --           --           --       19,302
    Engineering, consulting and other             6,744        8,390        6,890        5,325        4,483        3,598
                                              ---------    ---------    ---------    ---------    ---------    ---------
                                                235,473      260,500      272,792      246,646      222,391      241,179
                                              ---------    ---------    ---------    ---------    ---------    ---------

OPERATING COSTS AND EXPENSES:
    Contract drilling services                  114,132      118,132      114,013      103,437       96,182       97,048
    Labor contract drilling services              6,327        6,291        6,817        6,558        6,079        5,752
    Turnkey drilling services                        --           --           --           --           --       20,814
    Engineering, consulting and other             4,904        5,761        5,237        3,807        2,856        1,796
    Depreciation and amortization                30,293       31,206       30,314       29,116       27,939       28,308
    Selling, general and administrative           9,212        6,328        5,114        6,330        6,525        6,356
                                              ---------    ---------    ---------    ---------    ---------    ---------
                                                164,868      167,718      161,495      149,248      139,581      160,074
                                              ---------    ---------    ---------    ---------    ---------    ---------

OPERATING INCOME                                 70,605       92,782      111,297       97,398       82,810       81,105

OTHER INCOME (EXPENSE):
    Interest expense                            (10,700)     (11,218)     (11,578)     (12,401)     (12,555)     (13,405)
    Other, net                                    1,738        2,802        3,537        4,268        2,850        2,377
                                              ---------    ---------    ---------    ---------    ---------    ---------

INCOME BEFORE INCOME TAXES
    AND EXTRAORDINARY CHARGE                     61,643       84,366      103,256       89,265       73,105       70,077

INCOME TAX PROVISION                            (10,213)     (20,880)     (25,298)     (21,262)     (18,642)     (18,220)
                                              ---------    ---------    ---------    ---------    ---------    ---------

INCOME BEFORE EXTRAORDINARY CHARGE               51,430       63,486       77,958       68,003       54,463       51,857

EXTRAORDINARY CHARGE, NET OF TAX(1)                  --           --         (988)          --           --           --
                                              ---------    ---------    ---------    ---------    ---------    ---------

NET INCOME                                    $  51,430    $  63,486    $  76,970    $  68,003    $  54,463    $  51,857
                                              =========    =========    =========    =========    =========    =========

EARNINGS PER SHARE-DILUTED:
    INCOME BEFORE EXTRAORDINARY CHARGE        $    0.39    $    0.48    $    0.59    $    0.50    $    0.40    $    0.38
    EXTRAORDINARY CHARGE                             --           --        (0.01)          --           --           --
                                              ---------    ---------    ---------    ---------    ---------    ---------
    NET INCOME PER COMMON SHARE-DILUTED       $    0.39    $    0.48    $    0.58    $    0.50    $    0.40    $    0.38
                                              =========    =========    =========    =========    =========    =========

WEIGHTED AVERAGE SHARES OUTSTANDING-DILUTED     133,291      132,882      132,809      135,457      135,547      135,655
                                              =========    =========    =========    =========    =========    =========

----------

Notes to Statements of Income Follow on Next Page

                           NOBLE DRILLING CORPORATION
                   QUARTERLY CONSOLIDATED STATEMENTS OF INCOME
                          QUARTER ENDED MARCH 31, 2002


NOTES:

(1) For the quarter ended September 30, 2001, the amount relates to the Company's purchase and retirement of $43.3 million principal amount of its 7.50% Senior Notes due 2019, net of income taxes of $0.5 million.

                           NOBLE DRILLING CORPORATION
                    QUARTERLY CONSOLIDATED BALANCE SHEET DATA
           QUARTER ENDED MARCH 31, 2002 AND CERTAIN PRECEDING QUARTERS
                                 (IN THOUSANDS)
                                   (UNAUDITED)


                                                                         AS OF
                                       ---------------------------------------------------------------------------
                                        3/31/02      12/31/01     9/30/01      6/30/01       3/31/01     12/31/00
                                       ----------   ----------   ----------   ----------   ----------   ----------
Cash and cash equivalents(1)           $  187,772   $  246,075   $  186,673   $  225,790   $  224,616   $  177,124

Total current assets                      462,044      494,049      438,367      452,634      406,181      379,132

Property and equipment (net)            2,227,723    2,149,217    2,139,907    2,084,579    2,087,123    2,095,129

Total assets                            2,797,816    2,750,740    2,684,631    2,686,060    2,639,399    2,595,531

Total current liabilities                 196,241      207,549      195,425      202,651      181,219      205,428

Current maturities of long-term debt       58,545       55,430       52,370       49,364       48,590       49,351

Total debt                                593,127      605,561      617,800      673,152      685,011      699,642

Total liabilities                         952,300      972,421      964,415    1,012,883      989,755    1,018,812

Shareholders' equity                    1,845,516    1,778,319    1,720,216    1,673,177    1,649,644    1,576,719


----------

(1) Includes amounts classified as restricted cash of $7.2 million at March 31, 2002, $9.4 million at December 31, 2001, $7.3 million at September 30, 2001, $7.2 million at June 30, 2001 and $3.9 million at both of the quarters ended December 31, 2000 and March 31, 2001. Does not include amounts classified as investment in marketable securities of $39.8 million, $35.3 million and $26.1 million at March 31, 2002, December 31, 2001 and September 30, 2001, respectively.

                           NOBLE DRILLING CORPORATION
                   CONSOLIDATED FINANCIAL AND OPERATIONAL DATA
           (IN THOUSANDS, EXCEPT UTILIZATION AMOUNTS, OPERATING DAYS,
                      AVERAGE DAYRATE AND MARKETABLE RIGS)


                                                                 UNAUDITED
                                       -------------------------------------------------------------
                                             1ST QUARTER 2002                 1ST QUARTER 2001               YTD DECEMBER 2001
                                       ----------------------------    -----------------------------   -----------------------------
REVENUES                                 Domestic     International      Domestic      International     Domestic      International
----------                             ------------   -------------    ------------    -------------   ------------    -------------
OFFSHORE
        Drilling                       $     72,800    $    148,005    $    116,274    $     94,153    $    450,079    $    495,870
        Labor                                    --           7,924              --           7,481              --          31,292

ENGINEERING, CONSULTING AND OTHER             3,717           3,027           2,555           1,928          13,212          11,876


DIRECT EXPENSES
---------------
OFFSHORE
        Drilling                       $     37,707    $     76,425    $     39,293    $     56,889    $    164,991    $    266,773
        Labor                                    --           6,327              --           6,079              --          25,745

ENGINEERING, CONSULTING AND OTHER             3,125           1,779           1,944             912          10,170           7,491


STATISTICS
----------
OFFSHORE DRILLING
        Utilization                              74%             93%             99%             79%             90%             90%
        Operating Days                        1,168           2,356           1,591           1,873           6,035           8,718
        Average Dayrate                $     62,329    $     62,820    $     73,082    $     50,269    $     74,578    $     56,879
        Marketable Rigs - period end             17              29              20              27              18              29

                           NOBLE DRILLING CORPORATION
                                and Subsidiaries
                              Fleet Status Update
                                 April 24, 2002

                                                              YEAR
                                                             BUILT/            WATER
RIG                        RIG DESIGN                        REBUILT           DEPTH                LOCATION         OPERATOR
---                        ----------                        -------           -----                --------         --------
U.S. GULF OF MEXICO(21)
-----------------------
JACKUPS(10)
-----------
Noble Eddie Paul           MLT Class 84-E.R.C.(T)          1976/1995         390'-IC       South Timbalier 295       Apache

Noble Leonard Jones        MLT Class 53-E.R.C.(T)          1972/1998         390'-IC       Eugene Island 240         BP

Noble Bill Jennings        MLT Class 84-E.R.C.(T)          1975/1997         390'-IC       Eugene Island 339         ChevronTexaco

Noble Johnnie Hoffman      BakMar BMC 300 IC(T)(Z)         1976/1993         300'-IC       Ship Shoal 280            ADTI/Hellis

Noble Sam Noble            Levingston Class 111-C(T)         1982            300'-IC       High Island A-316         El Paso

Noble Gene Rosser          Levingston Class 111-C(T)       1977/1996         300'-IC       South Timbalier 164       Amerada Hess

Noble John Sandifer        Levingston Class 111-C(T)       1975/1995         300'-IC       Eugene Island 305         Devon

Noble Tom Jobe             MLT Class 82-SD-C(T)(Z)          1982             250'-IC       High Island 167           Spinnaker

Noble Earl Frederickson    MLT Class 82-SD-C(T)(Z)          1979             250'-IC       West Cameron 168          ChevronTexaco

Noble Carl Norberg         MLT Class 82-C(T)               1976/1996         250'-IC       Main Pass 74              ExxonMobil

SEMISUBMERSIBLES(8)
-------------------
Noble Paul Romano          Noble EVA 4000(TM)(T)           1981/1998         6,000'        Green Canyon 117          Shell

Noble Jim Thompson         Noble EVA 4000(TM)(T)           1984/1999         6,000'        Mississippi Canyon 809    Shell

Noble Amos Runner          Noble EVA 4000(TM)(T)           1982/1999         6,600'        Garden Banks 515          Marathon

Noble Max Smith            Noble EVA 4000(TM)(T)           1980/1999         6,000'        Mississippi Canyon 773    Dominion

Noble Homer Ferrington     F&G 9500 Enhanced Pacesetter(T) 1985/1999         6,000'        East Breaks 421           Samedan

Noble Clyde Boudreaux      F&G 9500 Enhanced Pacesetter    1987/1999         10,000'       MS - F&G shipyard         Shipyard

Noble Lorris Bouzigard
  (ex-96)                  IPF Pentagone(T)                   1975           4,000'**      MS - F&G shipyard         Shipyard

Noble Therald Martin
  (ex-97)                  IPF Pentagone(T)                   1977           4,000'**      MS - F&G shipyard         Shipyard

SUBMERSIBLES(3)
---------------
Noble Fri Rodli            Transworld                       1979/1998          70'-C       West Cameron 38           Stacked


                               ANTICIPATED
                                CONTRACT                   DAYRATE
RIG                            EXPIRATION                  ($000)                 COMMENTS
---                            -----------                ---------               -------

U.S. GULF OF MEXICO(21)
-----------------------
JACKUPS(10)
-----------
Noble Eddie Paul                 5/2002                     35-37                 Rate effective 4/01/2002 for 45 days.

Noble Leonard Jones              7/2002                     29-31                 90 day extension @ $35-37, effective 5/01/2002.

Noble Bill Jennings              6/2002                     35-37                 Rate effective 4/21/2002 for 45 days.

Noble Johnnie Hoffman            8/2002                     19-20                 Rate effective 3/15/2002 through +/- 5/10/2002.
                                                                                  Then to Stone Petroleum for 90 days @ 26-28.

Noble Sam Noble                  5/2002                     17-19                 Rate effective 3/30/2002 through +/- 5/03/2002,
                                                                                  then to shipyard for +/- 20 days for spud can
                                                                                  repairs.

Noble Gene Rosser                5/2002                     18-19                 Rate effective on 4/10/2002 through +/-
                                                                                  5/03/2002. Then to Apache for +/- 45 days @
                                                                                  $22-23.

Noble John Sandifer              6/2002                     19-21                 Rate effective on 3/18/2002 through +/-
                                                                                  5/15/2002, then one well extension @ $22-24.

Noble Tom Jobe                   6/2002                     17-18                 $17-18 for +/- 80 days, effective 2/11/2002.
                                                                                  Next well @ $17-19, effective +/- 5/01/2002 for
                                                                                  +/- 45 days.

Noble Earl Frederickson          5/2002                     19-21                 Rate effective 4/17/2002 for +/- 45 days.

Noble Carl Norberg               5/2002                     17-19                 Rate effective 3/24/2002 through +/- 5/01/2002.

SEMISUBMERSIBLES(8)
-------------------
Noble Paul Romano               12/2002                     94-96                 One year option at mutually agreed terms and
                                                                                  conditions.

Noble Jim Thompson               7/2004                    158-160                Contract has been extended for 2-years @
                                                                                  $154-156 from 7/01/2002.
Noble Amos Runner                8/2004                    146-148

Noble Max Smith                  1/2005                    139-141                Dominion for three wells @ $139-141, 4th well @
                                                                                  $104-106, 5th well @ $102-103. Rig with
                                                                                  Dominion through +/- 5/31/2002, plus one well
                                                                                  option.

Noble Homer Ferrington           1/2005                     84-86                 Samedan @ $84-86 on 2/13/2002 through
                                                                                  3/29/2002. Then @ $84-86 from 4/04/2002 for +/-
                                                                                  30 days.

Noble Clyde Boudreaux                                                             Engineering complete. Structural steel work
                                                                                  being carried out on hull. Procuring certain
                                                                                  long lead time capital equipment.

Noble Lorris Bouzigard
  (ex-96)                                                                         Purchased March 26, 2002 for $15.5 million. Rig
                                                                                  undergoing upgrade/refurbishment to living
                                                                                  quarters and drilling equipment. Anticipate rig
                                                                                  to be available for service in late 3Q 2002.

Noble Therald Martin
  (ex-97)                                                                         Purchased March 26, 2002 for $15.5 million.
                                                                                  Anticipate rig to be available for service in
                                                                                  late 4Q 2002 or 1Q 2003.

SUBMERSIBLES(3)
---------------
Noble Fri Rodli                                                                   Stacked cold.

                           NOBLE DRILLING CORPORATION
                                and Subsidiaries
                              Fleet Status Update
                                 April 24, 2002


                                                             YEAR
                                                             BUILT/           WATER
RIG                       RIG DESIGN                        REBUILT           DEPTH               LOCATION           OPERATOR
---                       ----------                        -------           -----               --------           --------
Noble Joe Alford          Pace 85                            1982             85'-C           Eugene Island 113      Stacked

Noble Lester Pettus       Pace 85                            1982             85'-C           Eugene Island 110      LLOG

INTERNATIONAL(32)
-----------------
MEXICO JACKUP(1)
----------------
Noble Lewis Dugger        Levingston Class 111-C(T)        1977/1997         300'-IC          Bay of Campeche        Pemex

BRAZIL JACKUP(1)
----------------
Noble Dick Favor          BakMar BMC 150 IC                1982/1993         150'-IC          Brazil                 Petrobras

BRAZIL SEMISUBMERSIBLE(1)
-------------------------
Noble Paul Wolff          Noble EVA 4000(TM)(T)            1981/1998        8,900'-DP         Brazil                 Petrobras

BRAZIL DRILLSHIPS(3)
--------------------
Noble Leo Segerius        Gusto Engineering Pelican(T)       1981           5,000'-DP         Brazil                 Petrobras

Noble Roger Eason         Neddrill(T)                        1977           6,000'-DP         Brazil                 Petrobras

Noble Muravlenko          Gusto Engineering Ice Class(T)   1982/1997        4,000'-DP         Brazil                 Petrobras

NORTH SEA JACKUPS(8)
--------------------
Noble Al White            CFEM T-2005 C(T)                 1982/1997         360'-IC          Netherlands            Elf Petroland

Noble Byron Welliver      CFEM T-2005 C(T)                   1982            300'-IC          Denmark                Maersk

Noble Kolskaya            Gusto Engineering(T)               1985            330'-IC          Denmark                Maersk

Noble George Sauvageau    NAM(T)                             1981            300'-IC          Netherlands            NAM

Noble Ronald Hoope        MSC/CJ46(T)                        1982            250'-IC          Netherlands            Elf Petroland

Noble Piet van Ede        MSC/CJ46(T)                        1982            250'-IC          Netherlands            Gaz de Franz

Noble Lynda Bossler       MSC/CJ46(T)(Z)                     1982            250'-IC          Netherlands            Clyde

Noble Julie Robertson     Baker Marine Europe Class(T)       1981            390'-IC*         United Kingdom         BG

NORTHSEA
--------
SEMISUBMERSIBLE(1)
------------------
Noble Ton van Langeveld   Offshore SCP III Mark 2(T)       1979/2000         1,500'           United Kingdom         Kerr-McGee

WEST AFRICA JACKUPS(6)
----------------------
Noble Tommy Craighead     F&G L-780 MOD II-IC(T)           1982/1990         300'-IC          Nigeria                Addax



                          ANTICIPATED
                           CONTRACT                   DAYRATE
RIG                       EXPIRATION                  ($000)                 COMMENTS
---                       ----------                  ------                 --------
Noble Joe Alford                                                             Stacked ready.

Noble Lester Pettus         7/2002                     18-20                 Rate effective 4/09/2002.

INTERNATIONAL(32)
-----------------
MEXICO JACKUP(1)
----------------
Noble Lewis Dugger          7/2004                     56-58

BRAZIL JACKUP(1)
----------------
Noble Dick Favor            3/2003                     35-36                 360 day contract extension @ $35-36 effective
                                                                             3/26/2002.
BRAZIL SEMISUBMERSIBLE(1)
-------------------------
Noble Paul Wolff            5/2005                    138-140                The rig was off rate from 3/01/2002 through
                                                                             4/03/2002 for underwater survey.

BRAZIL DRILLSHIPS(3)
--------------------
Noble Leo Segerius          3/2005                    107-109                Commenced 3-year contract on 12/15/2001 @
                                                                             initial rate of $107-109. To shipyard for up to
                                                                             90 days (+/- 5/15/2002-8/15/2002), then
                                                                             recommence contract @ $109-111. Rig will be
                                                                             equipped with aluminum alloy riser.

Noble Roger Eason           4/2003                     74-76

Noble Muravlenko            3/2003                     58-60

NORTH SEA JACKUPS(8)
--------------------
Noble Al White             12/2002                     51-53                 On new rate of $51-53 on 01/29/2002 through +/-
                                                                             5/25/2002, then one well @ $72-74 and one well
                                                                             @ $80-82.

Noble Byron Welliver        8/2002                     63-65

Noble Kolskaya              5/2002                     73-75                 Discussing a one well extension, rig could be
                                                                             released +/- 5/15/2002.

Noble George Sauvageau      4/2003                     83-85                 Rate effective from 4/10/2002 through
                                                                             10/10/2002 @ $83-85. Market rate adjustment on
                                                                             10/10/2002.

Noble Ronald Hoope          8/2002                     82-84                 Dayrate of $78-80 for 1st Quarter 2002, then
                                                                             $82-84 for April and through +/- 5/01/2002.
                                                                             Then 100 days @ $69-71 with Gaz de Franz.

Noble Piet van Ede         12/2002                     80-81

Noble Lynda Bossler         6/2002                     79-81                 Well to well contract with Clyde from
                                                                             7/01/2002, rate firm from 7/01/2002 through
                                                                             9/30/2002 @ $76-78.

Noble Julie Robertson      12/2002                     87-88

NORTHSEA
--------
SEMISUBMERSIBLE(1)
------------------
Noble Ton van Langeveld     6/2002                     68-70                 Rate effective 3/15/2002. First well @ $68-70,
                                                                             second well @ $71-73, plus 2 option wells.
                                                                             Option 1-@ $78-80, option 2-@ $83-85. Each well
                                                                             anticipated to be +/- 45 days.

WEST AFRICA JACKUPS(6)
----------------------
Noble Tommy Craighead       4/2003                     57-59                 Contract recently extended for one year at same
                                                                             dayrate.

                           NOBLE DRILLING CORPORATION
                                and Subsidiaries
                              Fleet Status Update
                                 April 24, 2002

                                                           YEAR
                                                          BUILT/          WATER
RIG                        RIG DESIGN                     REBUILT         DEPTH       LOCATION           OPERATOR
---                        ----------                     -------         -----       --------           --------
Noble Percy Johns          F&G L-780 MOD II-IC(T)        1981/1995       300'-IC       Nigeria            ExxonMobil

Noble Roy Butler           F&G L-780 MOD II-IC(T)          1982          300'-IC       Nigeria            ChevronTexaco

Noble Ed Noble             MLT Class 82-SD-C(T)          1984/1990       250'-IC       Nigeria            ExxonMobil

Noble Lloyd Noble          MLT Class 82-SD-C(T)          1983/1990       250'-IC       Nigeria            ChevronTexaco

Noble Don Walker           BakMar BMC 150 IC(T)            1982          150'-IC       Nigeria            Shell

ARABIAN GULF JACKUPS(7)
-----------------------
Noble Kenneth Delaney      F&G L-780 MOD II-IC(T)        1983/1998       300'-IC       UAE                NDC

Noble George McLeod        F&G L-780 MOD II-IC(T)        1981/1995       300'-IC       UAE                NDC

Noble Gus Androes          Levingston Class 111-C(T)     1982/1996       300'-IC       Qatar              Maersk

Noble Chuck Syring         MLT Class 82-C(T)             1976/1996       250'-IC       Qatar              Maersk

Noble Crosco Panon         Levingston Class 111-C(T)     1976/2001       300'-IC       Qatar              Elf Petroleum Qatar

Noble Charles Copeland     MLT Class 82-SD-C(T)          1979/2001       250'-IC       Qatar              BP Qatar

Noble Jimmy Puckett        F&G L-780 MOD II-IC(T)        1982/2002       300'-IC       Qatar              Dolphin Energy Ltd.

INDIA JACKUP(1)
---------------
Noble Ed Holt              Levingston Class 111-C(T)     1981/1994       300'-IC       India              ONGC

FAR EAST
SEMISUBMERSIBLES(3)
-------------------
Noble Dave Beard           F&G 9500 Enhanced Pacesetter    1986          10,000'       Dalian, China      Shipyard

Bingo 9000 - 3             Trosvik Bingo 9000              1999         10,000'***     Dalian, China      Shipyard

Bingo 9000 - 4             Trosvik Bingo 9000              1999         10,000'***     Dalian, China      Shipyard


                             ANTICIPATED
                              CONTRACT                   DAYRATE
RIG                          EXPIRATION                  ($000)                 COMMENTS
---                          -----------                 ------                 -----------
Noble Percy Johns               4/2003                     57-59

Noble Roy Butler                4/2003                     51-53                Contract recently extended for one year at same
                                                                                dayrate.

Noble Ed Noble                  3/2003                     51-53

Noble Lloyd Noble              10/2002                     57-59

Noble Don Walker               11/2002                     59-60

ARABIAN GULF JACKUPS(7)
-----------------------
Noble Kenneth Delaney           5/2002                     53-54

Noble George McLeod             6/2002                     53-54

Noble Gus Androes              12/2002                     53-55

Noble Chuck Syring              6/2003                     50-52

Noble Crosco Panon              8/2002                     39-41

Noble Charles Copeland          8/2002                     57-59

Noble Jimmy Puckett             9/2002                     55-56                Rate effective 4/05/2002. One well, plus one
                                                                                well option.

INDIA JACKUP(1)
---------------
Noble Ed Holt                  11/2002                     33-35

FAR EAST
SEMISUBMERSIBLES(3)
-------------------
Noble Dave Beard                                                                Completing engineering.

Bingo 9000 - 3                                                                  Baredeck hull. Rig 3 and Rig 4 purchased
                                                                                3/27/2002 for $45.0 million. Seller has option
                                                                                to repurchase the rigs for $56.0 million.
                                                                                Option must be exercised by 12/27/2002 with a
                                                                                closing date of 3/27/2003.

Bingo 9000 - 4                                                                  See Bingo 9000-3

(T)   Denotes Top Drive.

(Z)   Denotes Zero Discharge.

(*) Leg extensions being fabricated to enable the rig to operate in up to 390' of water in a non-harsh environment.

(**)  Rig to be upgraded to 4,000' utilizing aluminum alloy riser.

(***) Baredeck hull constructed as capable to operate in 10,000' of water.

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